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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    Form 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  ------------

                           MAY 31, 2002 (MAY 28, 2002)
               (DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED))


                               CENDANT CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


             DELAWARE                    1-10308                06-0918165
  (STATE OR OTHER JURISDICTION     (COMMISSION FILE NO.)    (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)                         IDENTIFICATION NUMBER)


        9 WEST 57TH STREET
            NEW YORK, NY                                          10019
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                         (ZIP CODE)



                                 (212) 413-1800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                                      NONE
       (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF APPLICABLE)






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Item 5. Other Events

      EXCEPT AS EXPRESSLY INDICATED OR UNLESS THE CONTEXT OTHERWISE REQUIRES, "CENDANT", "WE", "OUR", OR "US" MEANS CENDANT CORPORATION, A DELAWARE CORPORATION, AND ITS SUBSIDIARIES.

      In connection with our $2.85 billion settlement of our principal securities class action litigation, IN RE CENDANT CORPORATION LITIGATION, Master File No. 98-1664 (WHW) (D.N.J.), we completed the funding of the trust established for the benefit of the plaintiffs of such litigation on May 28, 2002. In completing this funding, we satisfied our liability arising from such litigation. A copy of the press release announcing this funding is attached as
Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

      We continue to be involved in litigation asserting claims associated with the accounting irregularities discovered in former CUC business units outside of the principal securities class action litigation described above. We do not believe that it is feasible to predict or determine the final outcome or resolution of these unresolved proceedings. An adverse outcome from such unresolved proceedings could be material with respect to earnings in any given reporting period. However, we do not believe that the impact of such unresolved proceedings should result in a material liability to us in relation to our consolidated financial position or liquidity.


Item 7. Exhibits

        See Exhibit Index.




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                                    SIGNATURE



   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CENDANT CORPORATION



                                    BY:   /s/ ERIC J. BOCK
                                       --------------------------------------
                                          Eric J. Bock
                                          Executive  Vice  President -- Law
                                          and Corporate Secretary


Date:  May 31, 2002


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                               CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K
                    REPORT DATED MAY 31, 2002 (MAY 28, 2002)


                                  EXHIBIT INDEX


EXHIBIT NO.     DESCRIPTION
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99.1            Press Release issued by Cendant Corporation on May 28, 2002, announcing that it completed funding of its principal securities class action litigation liability.